UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          October 30, 2003
                                                           ----------------


                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      NEBRASKA                        1-11515                  47-0658852
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(State or other jurisdiction        (Commission             (I.R.S. Employer
    of incorporation)               File Number)          Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                              68154
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         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)






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



                         COMMERCIAL FEDERAL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
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(c)      Exhibits

              Exhibit 99.1          Press release dated October 30, 2003

Item 12.  Results of Operations and Financial Condition:
--------------------------------------------------------

         On October 30, 2003, the Registrant issued its earnings release for the three and nine months ended September 30, 2003. The earnings release is attached to this report as Exhibit 99.1, which is furnished herewith.



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




                                   SIGNATURES
                                 -------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                COMMERCIAL FEDERAL CORPORATION
                                                ------------------------------
                                                (Registrant)


Date:    October 30, 2003                        /s/ David S. Fisher
         -----------------                       ----------------------------
                                                 David S. Fisher
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Duly Authorized Officer)





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